PSY-ED CORPORATION

                        D/B/A EXCEPTIONAL PARENT MAGAZINE

                          INDEX TO FINANCIAL STATEMENTS


                                                                     Page

Independent Auditors' Report                                           1

Financial Statements:

  Balance Sheets, December 31, 2002 and May 31, 2002                 2 - 3

  Statements of Operations, for the Period Ending
   December 31, 2002 and the Year Ended May 31, 2002                   4

  Statements of Stockholders' (Deficiency), for the Period Ending
   December 31, 2002 and the Year Ended May 31, 2002                   5

  Statements of Cash Flows, for the Period Ending December 31, 2002
    and the Year Ended May 31, 2002                                  6 - 7

  Notes to Financial Statements                                      8 - 18

                          INDEPENDENT AUDITORS' REPORT

To the Board of Directors of
Psy-Ed Corporation
D/B/A Exceptional Parent Magazine
Oradell, New Jersey

      We have audited the accompanying balance sheets of Psy-Ed Corporation D/B/A Exceptional Parent Magazine (the "Company"), as of December 31, 2002 and May 31, 2002, and the related statements of operations, stockholders' deficiency, and cash flows for the seven months ended December 31, 2002 and the year ended May 31, 2002. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

      We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

      In our opinion, such financial statements present fairly, in all material respects, the financial position of Psy-Ed Corporation D/B/A Exceptional Parent Magazine at December 31, 2002 and May 31, 2002, and the results of their operations and their cash flows for the seven months ended December 31, 2002 and the year ended May 31, 2002 in conformity with generally accepted accounting principles in the United States of America.


WIENER, GOODMAN & COMPANY P.C.
Certified Public Accountants
Eatontown, NJ  07724

April 18, 2003
                                      -1-

                                                       PSY-ED CORPORATION
                                               D/B/A/ EXECPTIONAL PARENT MAGAZINE
                                                         BALANCE SHEETS


                                                                               ASSETS

                                                                                                       December  May 31,
                                                                                                          31,
                                                                                                         2002     2002

Current Assets:
                     Cash                                                                                $86,254  $68,969
                     Accounts receivable - net                                                           284,318  675,607
                     Inventory                                                                            22,466   30,882
                     Due from affiliate                                                                    -          500
                     Prepaid expenses and other
                     current assets                                                                        -       30,387

                                                Total Current Assets                                     393,038  806,345


Property and                                                                                              44,082   55,522
equipment - net

Other assets                                                                                              25,745   86,286



                                                             TOTAL ASSETS                               $462,865 $948,153







                      See notes to financial statements.

                                                        PSY-ED CORPORATION
                                                D/B/A EXCEPTIONAL PARENT MAGAZINE
                                                                                    BALANCE SHEETS

                                                                                                        LIABILITIES AND
                                                                                    STOCKHOLDERS' DEFICIENCY
                                                                                                    December     May 31,
                                                                                                       31,
                                                                                                      2002        2002
Current
Liabilities:
              Accounts payable and accrued                                                            $450,292    $544,781
              expenses
              Notes payable- banks                                                                     428,198     433,771
              Current portion of  long term                                                            168,583      32,284
              debt
              Current portion of capitalized                                                            10,688      10,231
              lease obligations
              Deferred subscriptions and                                                               745,861     518,077
              other revenues

                                             Total Current Liabilities                               1,803,622   1,539,144

Long-Term
Liabilities:
              Long-term debt-less current                                                                    -     154,865
              portion above
              Capitalized lease obligations                                                              9,538      15,869

                                             Total Long-Term Liabilities                                 9,538     170,734

                                                          Total Liabilities                          1,813,160   1,709,878


Stockholders'
Deficiency:

              Preferred stock:
                                             Series A, $.01 par value;
                                             authorized 40,000 shares;
                                              outstanding 5,833 and                                         58         187
                                             18,673 shares

                                             Series B, $1.00 par value;
                                             authorized 22,000 shares;
                                             outstanding 1,134 and 9,804
                                             shares                                                      1,134       9,804

              Common stock, $.01 par value;
              authorized 70,000 shares;
              outstanding 65,017 and
              37,021 shares                                                                                650         370

              Additional paid in capital                                                             2,108,053   2,099,534

              Deficit                                                                               (3,460,180) (2,871,620)


              Total Stockholders' Deficiency                                                        (1,350,285)   (761,725)



                                 TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIENCY                       $462,865    $948,153




                      See notes to financial statements.

                                                 PSY-ED CORPORATION
                                         D/B/A/ EXCEPTIONAL PARENT MAGAZINE
                                               STATEMENT OF OPERATIONS

                                                                                      Seven Months
                                                                                          Ended   Year Ended
                                                                                      December 31,  May 31,
                                                                                          2002       2002

Net Sales                                                                               $1,361,322 $3,259,136

Cost of goods sold                                                                         857,547  1,891,577

Gross profit                                                                               503,775  1,367,559

Selling, general and administrative
  expenses                                                                               1,065,435  1,709,782

Loss from operations                                                                     (561,660)  (342,223)

Other expenses:
                                   Interest expense                                         26,900     47,220
                                   Realized loss on write-down of marketable securities    -            2,320

                                                                                            26,900     49,540
Loss before provision for income tax                                                      (588,560)  (391,763)

Provision for income tax                                                                   -            1,808

Net loss                                                                                $(588,560) $(393,571)






                      See notes to financial statements.

                                                PSY-ED CORPORATION
                                         D/B/A EXCEPTIONAL PARENT MAGAZINE
                                       STATEMENT OF STOCKHOLDERS' DEFICIENCY


                                               Series A         Series B                    Additional
                                               Preferred        Preferred         Common        Paid-In
                                  Total          Stock            Stock            Stock        Capital    Deficit
                                            Number  Value  Number  Value  Number  Value
                                              of     of      of     of      of     of
                                            Shares Shares  Shares Shares  Shares  Shares

Balance June 1, 2001             $(481,054)  18,673   $187   9,804 $9,804  34,139   $341   $1,986,663 $(2,478,049)

Net (loss)                        (393,571)       -   -       -      -          -   -          -         (393,571)

Proceeds from sale of               112,900       -   -       -      -      2,882     29      112,871     -
common stock

Balance May 31, 2002              (761,725)  18,673   $187   9,804 $9,804  37,021   $370    2,099,534  (2,871,620)

Net (loss)                        (588,560)       -   -              -              -          -         (588,560)

Conversion of Series A
Preferred Stock into Common Stock           (12,840)  (129)                14,124    141         (12)

Conversion of Series B
Preferred Stock into Common Stock                           (8,670)(8,670) 13,872    139        8,531


Balance December 31, 2002      $(1,350,285)   5,833    $58   1,134 $1,134  65,017   $650    $2,108,053 $(3,460,180)




                      See notes to financial statements.

                                                        PSY-ED CORPORATION
                                                D/B/A EXCEPTIONAL PARENT MAGAZINE
                                                     STATEMENTS OF CASH FLOWS

                                                                                                        Seven
                                                                                                        Months
                                                                                                         Ended  Year Ended
                                                                                                       December  May 31,
                                                                                                         31,
                                                                                                         2002      2002
Cash flows from operating activities:

             Net loss                                                                                  $(588,560)$(393,571)
             Adjustment to reconcile net loss to net cash
                                 Depreciation and amortization                                            11,447    18,578
                                 Loss on impairment of marketable securities                              -          2,320
                                 (Decrease) increase in allowance for doubtful accounts                  (40,000)   15,000
                                 (Increase) decrease in operating assets:
                                                               Accounts receivable                        431,289  (25,844)
                                                               Inventory                                    8,416  205,016
                                                               Prepaid expenses and other current assets   30,387   12,569
                                                               Other assets                                60,534  (18,149)
                                 Increase (decrease) in operating liabilities:
                                                               Accounts payable and accrued expenses     (94,499) (110,914)
                                                               Deferred subscriptions and other revenues  227,784 (116,354)

                                       Net cash provided by (used in) operating activities                 46,798 (411,349)

             Cash flows from investing  activities:
                                 Due to affiliate                                                            500    42,000

             Cash flows from financing activities:
                                 Proceeds from line of credit                                             -         23,604
                                 Payments on line of credit                                               (5,573)     -
                                 Principal payments on capitalized lease obligation                       (5,874)   (5,625)
                                 Proceeds from sale of common stock                                       -        112,900
                                 Proceeds from long term debt                                             -         87,149
                                 Payments on long term debt                                              (18,566)    -

                                       Net cash flows provided by (used in) financing activities         (30,013)  218,028

             Net increase (decrease) in cash                                                              17,285  (151,321)


             Cash - beginning of year                                                                     68,969   220,290


             Cash - end of year                                                                          $86,254   $68,969


                      See notes to financial statements.

                                                  PSY-ED CORPORATION
                                          D/B/A EXCEPTIONAL PARENT MAGAZINE
                                             STATEMENTS OF CASH FLOWS
                                                     (Continued)

                                                                                        Seven Months
                                                                                            Ended   Year Ended
                                                                                        December 31, May 31,
                                                                                            2002       2002

Supplementary information:

Cash paid during the year for:

             Interest                                                                      $26,967    $47,566
             Taxes                                                                     $      -          $456

Supplementary disclosure of non-cash investing and financing activities:

             Purchase of equipment                                                     $      -       $31,725

                      See notes to financial statements.

                              PSY-ED CORPORATION
                       D/B/A EXCEPTIONAL PARENT MAGAZINE
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2002


1.   DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Organization

     Psy-Ed Corporation (d/b/a Exceptional Parent Magazine) ("E Parent") or the (Company) was incorporated in the Commonwealth of Massachusetts on June 18, 1970 for the purpose of publishing and distributing Exceptional Parent Magazine, an international publication, designed to serve the information needs of families and professionals who are involved in the care and development of children and adults with disabilities and special health care needs.

     Basis of Presentation

     As of December 31, 2002 the Company changed its fiscal year. The statement of operations represents the seven-month period ending December 31, 2002. The statement of operations for May 31, 2002, represents the twelve-months ending May 31, 2002.

     Management's Intentions

     On February 7, 2003 the Company began preliminary discussions with a public entity to enact a consolidation through either a merger or acquisition transaction. As of this date, the Company has not entered into any definitive agreement with the public entity and cannot predict that its discussions will lead to a negotiation of a definitive agreement.

     Use of Estimates

     The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     Marketable Securities

     The Company classifies its investments in equity securities as "available for sale", and accordingly, reflects unrealized gains and losses, as cumulative other comprehensive losses. The fair values of marketable securities are estimated based on quoted market prices.

     The fair value of marketable securities are estimated based on quoted market prices. Realized gains or losses from the sales of marketable securities are based on the specific identification method.

     Concentration of Credit Risk

     Financial instruments which potentially subject the Company to concentrations of credit risk consist principally of accounts receivable. The Company grants credit primarily to advertisers based on an evaluation of the customer's financial condition, without requiring collateral. Exposure to losses on receivables is principally dependent on each customer's financial condition. The Company controls its exposure to credit risk through monitoring procedures and establishes appropriate allowances for anticipated losses.

     Inventories

     Inventories, consisting primarily of books, are stated at the lower of cost or market.

     Revenue Recognition

     Online services advertising revenues, primarily derived from the sale of banner advertisements and sponsorships on the Company's web sites, is recognized in the period the advertising is displayed. Print publication advertising and circulation revenues are recognized, net of agency commissions and estimated returns and allowances, when publications are issued. Deferred subscription revenue, net of agency commissions, is recorded when subscription orders are received. List rental income is recognized, net of commission, when a list is sold or rented.

     Depreciation

     Property and equipment are stated at cost less accumulated depreciation and amortization. Depreciation of property and equipment is calculated on the straight-line method over the estimated useful lives of the respective assets, ranging from three to five years. Leasehold improvements are amortized over the lesser of the useful life of the asset or the term of the lease.

     Stock-Based Compensation

     The Company accounts for equity-based compensation issued to employees in accordance with Accounting Principles Board ("ABP" Opinion No.25 "Accounting for Stock Issued to Employees". APB No.25 requires the use of the intrinsic value method, which measures compensation cost as the excess, if any, of the quoted market price of the stock at the measurement date over the amount an employee must pay to acquire the stock. The Company makes disclosures of pro forma net earnings and earnings per share as if the fair-value-based method of accounting had been applied as required by SFAS No.123 "Accounting for Stock-Based Compensation-Transition and Disclosure".
                                      -9-

     Income Taxes

     The Company accounts for income taxes using an asset and liability approach under which deferred income taxes are recognized by applying enacted tax rates applicable to future years to the differences between the financial statement carrying amounts and the tax bases of reported assets and liabilities.

     The principal items giving rise to deferred taxes are certain expenses which have been deducted for financial reporting purposes which are not currently deductible for income tax purposes and the future tax benefit of certain net operating loss carryforwards.

     Evaluation of Long-Lived Assets

     Long-lived assets are assessed for recoverability on an ongoing basis. In evaluating the fair value and future benefits of long-lived assets, their carrying value would be reduced by the excess, if any, of the long-lived asset over management's estimate of the anticipated undiscounted future net cash flows of the related long-lived asset. As of December 31, 2002, management concluded that no impairment exists.

     Loss per Share

     Basic loss per common share is computed using the weighted average number of common share outstanding during the period. Diluted (loss) per common share is computed by dividing net earnings by the weighted average number of common and potential common shares outstanding during the period. Potential common shares are excluded from the loss per share calculation, because the effect would be antidilutive. Potential common shares relate to outstanding options and warrants. The number of potential common shares outstanding were 14,395 for the seven months ended December 31, 2002 and for the year ended May 31, 2002, respectively.

     Fair Value of Financial Instruments

     For financial instruments including cash, accounts payable, accrued expenses and notes payable, it was assumed that the carrying amount approximated fair value because of the short maturities of such instruments.

     New Financial Accounting Standards

     In August 2001, the FABS issued SFAS No.143 "Accounting for Asset Retirement Obligations". SFAS No.143 addresses financial accounting and reporting for obligations and costs associated with the retirement of tangible long-lived assets. The Company is required to implement SFAS No. 143 on January 1, 2003. Management believes the effect of implementing this pronouncement will not have a material impact on the Company's results of operations or financial position.

     In August 2001, the FASB issued SFAS No.144, "Accounting for the Impairment or Disposal of Long-Lived Assets", effective for fiscal years beginning after December 15, 2001. Under SFAS No.144 assets held for sale will be included in discontinued operations if the operations and cash flows will be or have been eliminated from the ongoing operations of the entity and the entity will not have any significant continuing involvement in the operations of the component. The Company adopted SFAS No.144 on January 1, 2002. The adoption of SFAS No.144 did not have a material impact on the Company's results of operations or financial position.

     In April 2002, the FASB issued SFAS No.145 "Rescission of FASB Statements No.4, 44, and 64, Amendment of FASB Statement No.13, and Technical Corrections". This statement eliminates the automatic classification of gain or loss on extinguishment of debt as an extraordinary item of income and requires that such gain or loss be evaluated for extraordinary classification under the criteria of Accounting Principles Board No.30 "Reporting Results of Operations". This statement also requires sales-leaseback accounting for certain lease modifications that have economic effects that are similar to sales-leaseback transactions, and makes various other technical corrections to existing pronouncements. This statement will be effective for the Company for the year ending December 31, 2003. Management believes that adopting this statement will not have a material effect on the Company's results of operations or financial position.

     In June 2002, the FASB issued SFAS No.146, "Accounting for Costs Associated with Exit or Disposal Activities". This Statement requires recording costs associated with exit or disposal activities at their fair values when a liability has been incurred. Under previous guidance, certain exit costs were accrued upon management's commitment to an exit plan. Adoption of this Statement is required with the beginning of fiscal year 2003. The Company believes the adoption of SFAS No. 146 will not have a material impact on the Company's statement of operations or financial position.

     In January 2003, the FASB issued SFAS No.148, "Accounting for Stock-Based Compensation-Transition and Disclosure, an amendment of FASB Statement No.123" SFAS No.148 provides alternative methods of transition for voluntary change to the fair value based method of accounting for stock-based employee compensation. It also requires disclosure in both annual and interim financial statements about the method of accounting for stock-based employee compensation and the effect of the method used on reported results. SFAS No.148 is effective for annual and interim periods beginning after December 15, 2002. The Company believes the adoption of SFAS No. 148 will not have a material impact on the Company's statement of operations or financial position.

     In April 2003, the FASB issued SFAS No. 149, "Amendment of Statement No. 133 on Derivative Instruments and Hedging Activities." This statement amends and clarifies financial accounting and reporting for derivative instruments, including certain derivative instruments embedded in other contracts and for hedging activities under FASB Statement No. 133, "Accounting for Derivative Instruments and Hedging Activities." This Statement is effective for contracts entered into or modified after June 30, 2003, and for hedging relationships designated after June 30, 2003. Management believes that adopting this Statement will not have a material effect on the Company's results of operations or financial condition.

     In November 2002, the FASB issued FASB Interpretation No.145 (FIN 45), Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others, and interpretation of FASB Statements No.5, 57, and 107 and Rescission of FASB Interpretation No.34. Fin 45 clarifies the requirements of FASB Statement No.5, Accounting for Contingencies, relating to the guarantor's accounting for, and disclosure of, the issuance of certain types of guarantees. This interpretation clarifies that a guarantor is required to recognize at the inception of certain types of guarantees, a liability for the fair value of the obligation undertaken in issuing the guarantee. The initial recognition and initial measurement provisions of this interpretation are applicable on a prospective basis to guarantees issued or modified after December 31, 2002, irrespective of the guarantor's fiscal year end. The disclosure requirements in this interpretation are effective for financial statements of interim or annual periods ending after December 15, 2002. The Company believes the adoption of Fin 45 will not have a material impact on the Company's statement of operations or financial position.

     In January 2003, the Financial Accounting Standards Board issued Interpretation No.46, "Consolidation of Variable Interest Entities," which addresses consolidation by business enterprises of variable interest entities. In general, a variable interest entity is a corporation, partnership, trust, or any other legal structure used for business purposes that either (a) does not have equity investors with voting rights or (b) has equity investors that do not provide sufficient financial resources for the entity to support its activities. A variable interest entity often holds financial assets, including loans or receivables, real estate or other property.

     A variable interest entity may be essentially passive or it may engage in research and development or other activities on behalf of another company. The objective of Interpretation No.46 is not to restrict the use of variable interest entities. Until now, a company generally has included another entity in its consolidated financial statements only if it controlled the entity through voting interests. Interpretation No.46 changes that by requiring a variable interest entity to be consolidated by a company if that company is subject to a majority of risk of loss from the variable interest entity's activities or entitled to receive a majority of the entity's residual returns or both. The consolidation requirements of Interpretation No.46 apply immediately to variable interest entities created after January 31, 2003. The consolidation requirements apply to older entities in the first fiscal year or interim period beginning after June 15, 2003. Certain of the disclosure requirements apply in all financial statements issued after January 31, 2003, regardless of when the variable interest entity was established. The Company does not have any variable interests and, accordingly, adoption is not expected to have a material effect on the Company's results of operations.

     In May 2003, the FASB issued SFAS No. 150 "Accounting for Financial Instruments with the Characteristics of Both Liabilities and Equities". SFAS No. 150 establishes standards regarding the manner in which an issuer classifies and measures certain types of financial instruments having characteristics of both liabilities and equity. Pursuant to SFAS No. 150, such freestanding financial instruments (i.e. those entered into separately from an entity's other financial instruments or equity transactions or that are legally detachable and separately exercisable) must be classified as liabilities or, in some cases, assets. In addition, SFAS No. 150 requires that financial instruments containing obligations to repurchase the issuing entity's equity shares and, under certain circumstances, obligations that are settled by delivery of the issuer's shares be classified as liabilities. The Statement is effective for financial instruments entered into or modified after May 31, 2003 and for other instruments at the beginning of the first interim period after June 15, 2003. Management is currently evaluating the provisions of SFAS No. 150 and will determine the impact, if any, the adoption will have on our financial statements.

2.   PROPERTY AND EQUIPMENT

     Property and equipment consists of the following:
                                           December 31,          May 31,
                                                   2002            2002
     Furniture and Fixtures                   $ 221,497       $ 221,497
     Less: Accumulated Depreciation             177,415         165,975

                                               $ 44,082     $    55,522

3.   DEBT

     Short-term bank obligations at December 31, 2002, and May 31, 2002 consists of the following:

                              December 31, 2002    May 31, 2002
     Secured line of credit with
        Sovereign Bank for $500,000,
        interest at 1% over bank's
        prime lending rate (1) (2)    $ 400,000       $ 400,000

     Unsecured line of credit with Sun Trust
        Credit for $50,000, interest
        at 20.50% and 13.75% at
        December 31, 2002
        and May 31, 2002 respectively    28,198          33,771

                                      $ 428,198       $ 433,771

               (1)The line of credit is secured by the Company's pledged accounts receivable, inventory chattel paper, and property and equipment and general intangibles and have a weighted average interest rate of approximated 5.50% at December 31, 2002.

               (2) On February 5, 2003 the Company entered into a new credit agreement with the Provident Bank replacing, in its entirety, the line of credit with Sovereign Bank. The new line of credit is for $500,000, interest at 1% over the bank's prime lending rate, interest payable monthly and the principal is due February 5, 2004.

Long-term debt at December 31, 2002 and May 31, 2002 consists of the following:

                              December 31, 2002    May 31, 2002
Note payable to Sovereign              $ 68,583        $ 87,149
   Bank, payable in monthly
   installments of $3,024 with
   interest at 5.52% through
   November, 2004.  The note is
   secured by rights to draw
   against the note payable to
   Cardinal Debt Associates, L.P.,
   which is subordinated to the note.
   The note was repaid in full on
   April 10, 2003.

Note payable to Cardinal Debt
   Associates,                           100,000        100,000
   L.P.,  interest at    12%, due
   September, 2003.   The note is
   secured by a second position
   on the Company's accounts
   receivable and other                    ______        ______
   assets.(2)                           168,583         187,149

Less current portion                    168,583          32,284

                                      $   - 0 -        $154,865
                                     -13-

               (2) On November 1, 2001, the Company was part of an agreement in which this note was subordinated to Sovereign's Bank's note payable. This note will also be subordinated to the Provident Bank working capital line of credit.

The following are maturities of long-term debt:
     Years Ending December 31,
             2003                        $168,583


     Capital Lease Obligation

     The Company is the lessee of equipment under a capitalized lease expiring September 2004. The assets and liabilities under capitalized leases are recorded at the lower of present value of the minimum lease payment or the fair value of the assets.

                                       December 31, 2002    May 31, 2002
     Equipment                             $  31,725         $ 31,725
     Less Accumulated depreciation             6,798            2,538
                                           $  24,927         $ 29,187

     Future minimum lease payments under the leases as of December 31, 2002 are as follows:

     Years Ended December 31
           2003                           $   11,842
           2004                                9,869
           Thereafter                       _ ___-__
     Net minimum lease payments               21,711
     Less interest:  amount representing
        interest                               1,485
     Present value of net minimum lease
        payment                               20,226
     Less current portion                     10,688
     Long-term portion                   $     9,538


6. STOCK OPTIONS AND WARRANTS

     The Company has a Non-Qualified Stock Option Plan (the "Plan) which provides for granting of "Incentive Stock Options" to key employees within the meaning of Section 422 of the Internal Revenue Code of 1954 as amended. The Plan provides for the issuance of 5,000 shares. Substantially all of the options outstanding become exercisable twenty (20%) percent per year from the date of grant and twenty (20%) percent for each year of the four years thereafter. The price of the options granted pursuant to the Plan is not to be less than 100 percent of the fair market value of the shares on the date of grant. The Company has adopted the disclosure-only provisions of Statement of Financial Accounting Standards No. 123 "Accounting for Stock-Based Compensation", (SFAS No. 123). Accordingly no compensation cost has been recognized for the stock options granted.

     The fair value of each option and warrant grant is estimated on the date of grant using the Black-Scholes option-pricing model. No shares or warrants were granted for the seven months ending December 31, 2002 or year ending May 31, 2002.

     Information regarding the Company's options and warrants for May 31, 2002 and December 31, 2002 is as follows:

                                December 31, 2002        May 31, 2002
                                                       Weighted             Weighted
                                                        Average              Average
                                                       Exercise             Exercise
                                              Shares      Price    Shares      Price

     Options and warrants outstanding,
       Beginning of period                    14,395    $ 34.22    14,395    $ 34.22
     Options and warrants exercised              -          -          -          -
     Options and warrants granted                -          -          -          -
     Options and warrants cancelled              -          -          -          -
     Options and warrants outstanding,        14,395      34.22    14,395      34.22
       End of period
     Options and warrants price range,
       End of period                          $9.00 - $39.00       $9.00 - $39.00

     Fair value of options and warrants
       granted during the year                  $    -                    $  -



                            Seven Months
                                Ended     Year Ended
                             December 31,   May 31,
                                2002          2002
Net loss - as reported        $(588,650) $(393,571)
Net loss- pro forma            (681,108)  (552,071)


The following table summarizes information about fixed-price stock options and warrants outstanding at December 31, 2002.

                                           Weighted-
                            Number          Average       Weighted     Number          Weighted
     Range of            Outstanding       Remaining      Average     Exercisable      Average
     Exercise            at December 31,   Contractual    Exercise    at December 31,  Exercise
       Prices                2002            Life           Price         2002          Price

     $9.00 - $39.00         14,395            1 year       $34.22        14,395         $34.22

In February 2003, the options and warrants were converted into 5,423 shares of the Company's common stock as part of a cashless exchange approved by the Company's Board of Directors.

8. INCOME TAXES

      The deferred tax asset is comprised of the following:

                                 December 31, 2002    May 31, 2002
     Net operating loss
     carryforward                    $3,460,000         $2,872,000

     Valuation allowance            (3,460,000)        (2,872,000)

     Net Deferred Tax Asset    $            -0-   $            -0-


     The Company has a net operating loss ("NOL") carryforward of approximately $3,460,000 expiring in various years through 2014. The Company has not reflected any benefit of such NOL carryforward in accompanying financial statements in accordance with Financial Accounting Standards Board
     Statement No. 109 "Accounting for Income Taxes" (SFAS 109) as the realization of this deferred tax benefit is not more than likely.

     There is no provision for income taxes for the period and the year ended December 31, 2002 and May 31, 2002, respectively as the Company had net losses

9. STOCKHOLDERS' DEFICIENCY

     During the year ended May 31, 2002, the Company sold 2,882 shares of its common stock for $112,900 of aggregate proceeds to three individuals, including 1,100 shares to the Company's President and Chief Executive Officer for $42,300.

     During December, 2002 the Company entered into exchange offers with Series A and Series B Preferred Shareholders. Each holder of Series A Preferred Stock could exchange their preferred shares into 110% of new common shares. Each holder of Series B Preferred Stock could exchange their preferred shares into 160% of new common shares. As of December 31, 2002 holders of Series A Preferred Stock exchanged 12,840 shares into 14,124 shares of the Company's common stock and holders of Series B Preferred Stock exchanged 8,670 shares into 13,872 shares of the Company's common stock. The exchange offer expired on December 31, 2002.

     In connection with a note payable to Cardinal Debt Associated, L.P., the Company sold a warrant in September, 2000, which gives Cardinal Equity Associates, L.P., the right to purchase 2,500 shares of the Company's $.01 par value common stock at $38 per share. In February 2003, Cardinal Equity Associates, L.P. converted its warrants into 698 shares of the Company's common stock as part of a cashless exchange approved by the Company's Board of Directors.

10. COMMITMENTS

     Lease

     The Company is obligated under non-cancelable leases for office space and various equipment at approximate minimum annual rents as follows:

                                         Year Ending
                                         December 31,
                                            2003           $ 148,246
                                            2004             158,681
                                            2005             130,366
                                            2006              85,592
                                            2007               4,176
                                                           $ 527,061

     The lease on the office space expires on August 31, 2006.

     Rent expense was $66,013 and $94,550 for the period ended December 31, 2002 and the year ended May 31, 2002 respectively.

Agreements

  (a)During 2000, the Company signed a three year agreement to sponsor the World Congress & Exposition on Disabilities ("WCD"). The agreement provides for at least one show every eighteen months. The Company is responsible for providing the use of its logo, promotion of the show in its magazine, circulation labels and subscriber lists, information on advertisers, and conducting all of the research and sponsors for the clinical and educational seminars at the show. The Company will receive a minimum of $40,000 sponsorship fee for each show as well as a percentage of the gross receipts of the show. The Company sponsored shows in September 2001 and October 2002, but received no fees for the shows due to attendance not meeting target levels.

   (b)On December 31, 2002 the Company entered into an agreement with H.A. Bruno L.L.C. ("HAB") a leading producer of trade shows. HAB shall pay a percentage of royalties to the Company in exchange for the Company providing services per the agreement. The royalty shall be based on a graduating scale equal to 12% (twelve) of the gross receipts between $1,100,000 and $1,400,000, and 15% (fifteen) between $1,400,000 and
     $1,700,000 and 17% (seventeen) for all revenue in excess of $1,700,000 collected by HAB for the show (starting September 18-20, 2003 and presented at least once every 18 months). In addition, by agreement, the Company will share in the proceeds of any sale or distribution of the WCD show. The Company will receive 10% of any sale in excess of $750,000.

     For regional shows HAB shall pay a percentage per show royalty equal to 10% (ten) of gross receipts in excess of the royalty to be agreed upon in writing before the particular show is announced.

     Employment Agreement

     On May 31, 2001, the Company entered into an Executive Employment Agreement with its President and Chief Executive Officer. The employment agreement expires June 30, 2005 and requires annual compensation of $120,000, increasing after the first year, annually, by a percentage equal to the increase in the consumer price index for the New York/Metropolitan Area for the proceeding year.

     In  connection  with  the  employment  agreement  between   the  Company's
     President and Chief Executive Officer, the Board of Directors and Compensation Committee, the Board of Directors authorized the issuance of 10,000 warrants enabling the Officer the right to purchase 10,000 shares of the Company's $.01 par value common stock for $39 per share. The warrant vests immediately and can be exercised at any time. In February 2003, the President and Chief Executive Officer converted these warrants into 3,384 shares of common stock as part of a cashless exchange approved by the Company's Board of Directors.

12.  CONTINGENT LIABILITY

     The Company is a plaintiff against a former director and shareholder who has not satisfied the terms of his agreement of April, 1998. The action resulted in the Company suspending payments to him. The balance of the loan at the time the Company stopped paying was $119,651. It is the opinion of the Company's attorneys that the Company will not be liable for the money and that the amount of damages being sought as compensation to the Company far exceeds the loan balance.